UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       December 23, 2005
                                                --------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)

       11501 Northeast Expressway
         Oklahoma City, Oklahoma                                  73131
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------

      On December 23, 2005, Six Flags, Inc. (the "Company") entered into a Termination Agreement with Kieran Burke that incorporates the terms of the Letter Agreement, dated December 13, 2005, between the Company and Mr. Burke (the "Burke Letter Agreement"). The Burke Letter Agreement was previously disclosed and described in Item 1.01 of the Form 8-K filed with the Securities and Exchange Commission on December 16, 2005, which description is incorporated herein by reference. A copy of the Termination Agreement is attached hereto as
Exhibit 10.1 and is incorporated herein by reference.

      On December 23, 2005, the Company also entered into an Amendment to Employment Agreement (the "Amendment") with James Dannhauser that incorporates the terms of the Letter Agreement, dated December 13, 2005, between the Company and Mr. Dannhauser (the "Dannhauser Letter Agreement"). The Dannhauser Letter Agreement was previously disclosed and described in Item 1.01 of the Form 8-K filed with the Securities and Exchange Commission on December 16, 2005, which description is incorporated herein by reference. A copy of the Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (c)  Exhibits


     10.1 Termination Agreement between Six Flags, Inc. and Kieran E. Burke, dated December 23, 2005.

     10.2 Amendment to Employment Agreement, between Six Flags, Inc., Six Flags Operations Inc. and James F. Dannhauser, dated December 23, 2005.

      SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIX FLAGS, INC.



                                    By:    /s/  James M. Coughlin
                                          ------------------------------
                                          Name:   James M. Coughlin
                                          Title:  Vice President and
                                                  General Counsel

Date:  December 29, 2005

                                  EXHIBIT INDEX


                                                                Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------  ----------------------------------------------    --------------
     10.1     Termination Agreement between Six Flags, Inc.           E
              and Kieran E. Burke, dated December 23, 2005.

     10.2     Amendment to Employment Agreement, between Six          E
              Flags, Inc., Six Flags Operations Inc. and
              James F. Dannhauser, dated December 23, 2005.